EXHIBIT 10.17

                              EVOLVE SOFTWARE, INC.
                           LOAN AND SECURITY AGREEMENT



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                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (this "AGREEMENT") is entered into as of January 31, 2001, by and between IMPERIAL BANK ("BANK") and EVOLVE SOFTWARE, INC. ("BORROWER").

                                    RECITALS

     Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms and conditions on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

     The  parties  agree  as  follows:

     1.   DEFINITIONS  AND  CONSTRUCTION.

          1.1 DEFINITIONS. Capitalized terms used in this Agreement without definitions shall have the meanings set forth on Exhibit A hereto.

          1.2 ACCOUNTING TERMS. All accounting terms not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term "FINANCIAL STATEMENTS" shall include the accompanying notes and schedules.

     2.   LOAN  AND  TERMS  OF  PAYMENT.

          2.1  CREDIT  EXTENSIONS.

               (a) Borrower promises to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

               (b)  REVOLVING  ADVANCES.

                    (i) Subject to and upon the terms and conditions of this Agreement (1) Borrower may request Revolving Advances and Letters of Credit (as defined below), subject to Section 2.1(b)(ii), in an aggregate outstanding amount not to exceed the lesser of (A) the Committed Revolving Line and (B) the Borrowing Base (each a "REVOLVING ADVANCE" and collectively, the "REVOLVING ADVANCES") and (2) amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the earlier to occur of (a) the Revolving Maturity Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b), at which time all Revolving Advances under this Section 2.1(b) shall be immediately due and payable. Borrower may prepay any Revolving Advances at any time, in whole or in part, without penalty or premium. Revolving Advances may be used for Revolving Advance Permitted Uses only.

                    (ii) Whenever Borrower desires a Revolving Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific Standard Time, on the Business Day that the Revolving Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Revolving Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Revolving Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or losses suffered by Bank as a result of such reliance. Bank will credit the amount of Revolving Advances made under this
Section  2.1(b)  to  Borrower's  deposit  account  maintained  with  Bank.


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                    (iii)  LETTERS  OF CREDIT. Subject to the availability under the Committed Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrower such commercial and/or standby letters of credit ("LETTERS OF CREDIT") as Borrower may request, which request shall be made by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit shall not exceed the lesser of (a) the Borrowing Base less the aggregate of all Revolving Advances outstanding and (b) $5,000,000, and shall be deemed to constitute Revolving Advances for the purpose of calculating availability under the Committed Revolving Line. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Revolving Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. Borrower will pay any standard issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit for Borrower.

                    (iv) Interest shall accrue from the date of each Revolving Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the first day of each month through the Revolving Maturity Date.

               (c)  EQUIPMENT  ADVANCES.

                    (i) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through the Tranche A Availability End Date or Tranche B Availability End Date, as applicable, Bank agrees to make advances to Borrower in two tranches, Tranche A and Tranche B (each an "EQUIPMENT ADVANCE" and collectively, the "EQUIPMENT ADVANCES"). Borrower may request Equipment Advances under Tranche A at any time from the date hereof through the earlier to occur of (a) the Tranche A Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). Borrower may request Equipment Advances under Tranche B at any time from the Tranche A Availability End Date through the earlier to occur of (a) the Tranche B Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). The aggregate outstanding amount of Tranche A Equipment Advances and Tranche B Equipment Advances shall not at any time exceed the Committed Equipment Line. Each Equipment Advance shall not exceed 100% of the invoiced amount of equipment, furniture and software (excluding taxes, shipping, warranty charges, freight discounts and installation expense), which items Borrower shall have purchased within 90 days prior to the date of the corresponding Equipment Advance; provided, however, that during and until the date thirty (30) days after the Closing Date, Borrower may request an Equipment Advance against invoices for equipment and furniture dated on or after June 1, 2000 (a "SPECIAL TRANCHE A EQUIPMENT ADVANCE"). Amounts allocated to the purchase of software shall be limited to $1,500,000 in the aggregate. Equipment Advances may be used for Equipment Advance Permitted Uses only.

                    (ii) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the first day of each month through the First Equipment Maturity Date or the Second Equipment Maturity Date, as applicable.

                              A.  SPECIAL  TRANCHE  A  EQUIPMENT  ADVANCES.  Any
Special Tranche A Equipment Advances that are outstanding on the Tranche A Availability End Date shall be due and payable in 24 equal monthly installments of principal, plus all accrued and unpaid interest, beginning on the first day of the month following the Tranche A Availability End Date, and continuing on the first day of each month thereafter through the First Equipment Maturity Date, at which time all amounts due in connection with the Special Equipment Advances made under this Section 2.1(c) shall be immediately due and payable.

                              B.  TRANCHE  A  EQUIPMENT  ADVANCES. Any Equipment
Advances that are outstanding under Tranche A on the Tranche A Availability End Date shall be due and payable in 30 equal monthly installments of principal and interest, beginning on the first day of the month following the Tranche A Availability End Date, and continuing on the first day of each month thereafter


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through  the  Second  Equipment  Maturity Date, at which time all amounts due in connection with Tranche A Equipment Advances made under this Section 2.1(c) shall be immediately due and payable.

                              C.  TRANCHE  B  EQUIPMENT  ADVANCES. Any Equipment
Advances that are outstanding under Tranche B on the Tranche B Availability End Date shall be due and payable in 24 equal monthly installments of principal and interest, beginning on the first day of the month following the Tranche B Availability End Date, and continuing on the first day of each month thereafter through the Second Equipment Maturity Date, at which time all amounts due in connection with Tranche B Equipment Advances made under this Section 2.1(c) shall be immediately due and payable.

                    (iii) Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Equipment Advances at any time, in whole or in part, without penalty or premium.

                    (iv) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific Standard Time one Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any equipment, furniture and/or software to be financed, and shall include the serial numbers of such items.

          2.2 OVERADVANCES. If the aggregate amount of the outstanding Revolving Advances (including outstanding and undrawn Letters of Credit) exceeds the lesser of the Committed Revolving Line or the Borrowing Base at any time, Borrower shall promptly pay to Bank, in cash, the amount of such excess.

          2.3  INTEREST  RATES,  PAYMENTS,  AND  CALCULATIONS.

               (a)     INTEREST  RATES.

                    (i) REVOLVING ADVANCES. Except as set forth in Section 2.3(b), the Revolving Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to .75% above the Prime Rate.

                    (ii) EQUIPMENT ADVANCES. Except as set forth in Section 2.3(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to 1.00% above the Prime Rate.

               (b) LATE FEE; DEFAULT RATE. If any payment is not made within ten days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) 5% of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to the lesser of (y) five percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default or (z) the maximum amount permitted to be charged under applicable law.

               (c) PAYMENTS. Bank shall, at its option, charge any interest due hereunder, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

               (d) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.


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          2.4  CREDITING  PAYMENTS.  Prior  to  the  occurrence  of  an Event of
Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce the Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific Standard Time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.5  FEES.  Borrower  shall  pay  to  Bank  the  following:

               (a) FACILITY FEE. On the Closing Date, a facility fee equal to $45,000 ($18,750 with respect to the Revolving Facility and $26,250 with respect to the Equipment Facility), which fee shall be nonrefundable;

               (b) BANK EXPENSES. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          2.6 TERM. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Second Equipment Maturity Date.

     3.   CONDITIONS  OF  LOANS.

          3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a)  this  Agreement,  duly  executed;

               (b) a duly executed officer's certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c) a duly executed Itemization of Amount Financed Disbursement Instructions;

               (d)  a  duly  executed  Automatic  Debit  Authorization;

               (e) duly executed financing statements (Forms UCC-1) as Bank deems necessary or appropriate;

               (f)  a  duly  executed  Intellectual Property Security Agreement;

               (g)  a  duly  executed  agreement  to  provide  insurance;

               (h)  payment  of the fees and Bank Expenses then due specified in
Section  2.5;

               (i) at Bank's option, an audit of the Collateral, the results of which shall be satisfactory to Bank, such audit to be completed, if at all, within ten days after the date hereof;

               (j) current financial statements in accordance with Section 6.2; and


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               (k)  such  other documents, and completion of such other matters, as  Bank  may  reasonably  deem  necessary  or  appropriate.

          3.2 POST-CLOSING CONDITIONS. As soon as available, but in any event within 45 calendar days from the date hereof, Borrower shall deliver to Bank:

               (a) a fully-executed termination statement terminating Silicon Valley Bank's lien evidenced by UCC-1 financing statement 9607560795; and

               (b) with respect to the existing real property leases covering Borrower's locations in Emeryville, California and Santa Clara, California, a landlord agreement, in form and substance satisfactory to Bank, duly executed by Borrower and its applicable landlord.

          3.3 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

               (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

     4.   CREATION  OF  SECURITY  INTEREST.

          4.1 GRANT OF SECURITY INTEREST. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently-existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

          4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Bank, at the reasonable request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

          4.3 RIGHT TO INSPECT. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

          4.4  REVISED  ARTICLE  9.  Borrower  and Bank acknowledge that revised
Article 9 of the UCC, in the form or substantially in the form approved in 1998 by the American Law Institute and the National Conference of Commissioners on Uniform State Law ("REVISED ARTICLE 9"), has been adopted in the State of California and elsewhere, and hereby agree to the following provisions in anticipation of the possible application thereof, in one or more jurisdictions, to the transactions contemplated hereby. Upon such application of Revised


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Article  9  to  the  transactions  contemplated  hereby,  all references in this
Agreement to sections of the UCC shall be deemed to refer to the equivalent corresponding sections of Revised Article 9.

               (a) ATTACHMENT. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all assets of the Borrower, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment on intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired. If Borrower shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised
Article 9, such Borrower shall immediately notify Bank in a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

               (b) PERFECTION BY FILING. Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower or words of similar effect and which contain any other information required by Part 5 of Revised
Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to such Borrower. Borrower agrees to furnish any such information to Bank promptly upon request. Any such financing statements, continuation statements or amendments may be signed by Bank on behalf of Borrower and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

               (c) OTHER PERFECTION, ETC. Borrower shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as Bank may reasonably request for Bank (a) to obtain an acknowledgement, in form and substance satisfactory to Bank, of any bailee having possession of any of the Collateral, that the bailee holds such Collateral for Bank, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chatter paper (as such terms are defined in Revised Article 9 with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107 of Revised Article 9 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to Bank, and (c) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation, and following the effectiveness, of Revised Article 9 in any jurisdiction.

               (d) SAVINGS CLAUSE. Nothing contained in this SECTION 4.4 shall be construed to narrow the scope of Bank's security interest in any of the Collateral, or the perfection or priority thereof, or to impair or otherwise limit any of the rights, powers, privileges or remedies of Bank hereunder, except as mandated by Revised Article 9, but only to the extent so mandated.

     5.   REPRESENTATIONS  AND  WARRANTIES.

          Borrower  represents  and  warrants  as  follows:

          5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

          5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, which default could have a Material Adverse Effect.


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          5.3  COLLATERAL.  Borrower  has good title to the Collateral, free and clear of Liens, except for Permitted Liens. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of an actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

          5.4 INTELLECTUAL PROPERTY COLLATERAL. Borrower is the sole owner of the Intellectual Property Collateral, except for Licenses granted by Borrower to its customers in the ordinary course of business. Each of the Copyrights, Trademarks and Patents is, to Borrower's knowledge, valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect. Except as set forth in the Schedule, Borrower's rights as a licensee and reseller of intellectual property do not give rise to more than 5% of its gross revenue in any given month, including, without limitation, revenue derived from the sale, licensing, rendering or disposition of any product or service.

          5.5 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE AND COLLATERAL. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof. The Collateral is presently located at the addresses set forth on the Schedule.

          5.6 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

          5.7 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

          5.8 SOLVENCY, PAYMENT OF DEBTS. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower's Assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities less its deferred maintenance and royalties and other revenue derived from Licenses; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement.

          5.9 COMPLIANCE WITH LAWS AND REGULATIONS. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "INVESTMENT COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP.

          5.10 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

          5.11 GOVERNMENT CONSENTS. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

          5.12 INBOUND LICENSES. Except as disclosed on the Schedule, Borrower is not a party to, nor is bound by, any License or other agreement that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such License or agreement or any other property.

          5.13 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

     6.   AFFIRMATIVE  COVENANTS.

          Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

          6.1 GOOD STANDING AND GOVERNMENT COMPLIANCE. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which could have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

          6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) as soon as available, but in any event within 20 Business Days after the end of each calendar month, a company-prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within 90 days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $250,000 or more; (d) such budgets, sales projections, operating plans or other financial information generally prepared by Borrower in the ordinary course of business as Bank may reasonably request from time to time; and (e) within 30 days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower's Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.

               (a) Within 10 Business Days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

               (c) Within 20 Business Days after the last day of each month, Borrower shall deliver to Bank, with the monthly financial statements, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

               (c) Bank shall have a right from time to time hereafter to audit Borrower's Accounts and appraise Collateral at Borrower's expense, provided that such audits will be conducted no more often than every 12 months unless an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary herein, if there is no continuing Event of Default at the time Bank verifies Accounts, Bank shall not identify itself as Bank to the Account debtors.

          6.3 INVENTORY; RETURNS. Borrower does not currently maintain Inventory of any significant magnitude, however, Borrower shall keep the Inventory it has in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries of Inventory and of all disputes and claims involving Inventory with an amount of more than $100,000.

          6.4 TAXES. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

          6.5  INSURANCE.

               (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower's.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least 20 days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower's option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank's option, be payable to Bank to be applied on account of the Obligations.

          6.6 PRIMARY DEPOSITORY. Borrower shall maintain its primary depositary account and banking relationship with Bank. Notwithstanding the foregoing, (i) Borrower may maintain investment accounts with institutions other than Bank (so long as Borrower shall deliver a control agreement, in form and substance satisfactory to Bank, executed by such other institutions within 30 days after Bank's request therefor) and (ii) Borrower's Subsidiaries may maintain depository and operating accounts with institutions other than Bank.

          6.7 FINANCIAL COVENANTS. Borrower shall maintain, as of the last day of each calendar month:

               (a) QUICK RATIO. A ratio of (i) Quick Assets to (ii) Current Liabilities less deferred maintenance and royalties and other revenue derived from Licenses, of at least 1.75 to 1.00.

               (b) LIQUIDITY RATIO. A ratio of the sum of (i) unrestricted cash plus (ii) the amount available under the Committed Revolving Line, to the sum of
(x) Borrower's total Indebtedness to Bank plus (y) all other secured Indebtedness of Borrower, of at least 1.75 to 1.00.

               (c) MINIMUM REVENUE. Gross revenue in an amount greater than or equal to 80% of Borrower's projected gross revenue pursuant to its revenue plan attached hereto as Exhibit F.

          6.8  REGISTRATION  OF  INTELLECTUAL  PROPERTY  RIGHTS.

               (a) Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable: (i) those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement, within 30 days of the date of this Agreement,
(ii) all material registrable intellectual property rights Borrower has developed as of the date of this Agreement but heretofore failed to register, within 30 days of the date of this Agreement, and (iii) those additional material intellectual property rights developed or acquired by Borrower from time to time in connection with any product, prior to the sale or licensing of such product to any third party, and prior to Borrower's use of such product (including without limitation major revisions or additions which significantly improve the functionality of the intellectual property rights listed on such Exhibits A, B and C). Borrower shall give Bank notice of all such applications or registrations.

               (b) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

               (c) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights material to Borrower's ongoing operations to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

               (d) Bank may audit Borrower's Intellectual Property Collateral to confirm compliance with this Section 6.8, provided such audit may not occur more often than twice per twelve-month period, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Section 6.8 to take but which Borrower fails to take, after 15 days' written notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8.

          6.9 CONSENT OF INBOUND LICENSORS. Prior to entering into or becoming bound by any License or agreement that is reasonably likely to have a material impact on Borrower's business or financial condition, Borrower shall: (i) provide written notice to Bank of the material terms of such License or agreement with a description of its likely impact on Borrower's business or financial condition; and (ii) take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrower's interest in such Licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable License or agreement, whether now existing or entered into in the future.

          6.10 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

     7.   NEGATIVE  COVENANTS.

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank's prior written consent:

          7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, to "TRANSFER"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Permitted Transfers.

          7.2 CHANGE IN BUSINESS; CHANGE IN CONTROL OR EXECUTIVE OFFICE. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower. Borrower will not have a Change in Control and will not, without 30 days prior written notification to Bank, relocate its chief executive office.

          7.3 MERGERS OR ACQUISITIONS. Other than in the normal and ordinary course of Borrower's business, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other Person (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where, upon the prior written consent of Bank, which consent shall not be unreasonably withheld (i) the Borrower or Subsidiary, as applicable, is the surviving entity after such merger or acquisition and (ii) no Event of Default has occurred, is continuing or would exist after giving effect to the transactions.

          7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          7.5 ENCUMBRANCES. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower's property.

          7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may repurchase the stock of former employees, consultants and independent contractors pursuant to stock repurchase agreements as long as (a) the market value of such stock is greater than the repurchase price, and (b) an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

          7.7 INVESTMENTS. Other than in the normal and ordinary course of Borrower's business, directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except
(a) transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person, and (b) as set forth in paragraph (e) of the definition of "Permitted Indebtedness."

          7.9 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent, which consent shall not be unreasonably withheld.

          7.10 INVENTORY AND EQUIPMENT. Store the Inventory or the Equipment with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the locations set forth on the Schedule and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

          7.11 COMPLIANCE. Become or be controlled by an "INVESTMENT COMPANY," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

     8.   EVENTS  OF  DEFAULT.

          Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

          8.1 PAYMENT DEFAULT. If Borrower fails to pay any of the Obligations and such failure continues for 3 Business Days or more after the due date, provided that within such 3 Business Day cure period, the failure to pay shall not be deemed an Event of Default, but no Credit Extensions will be made;

          8.2 COVENANT DEFAULT. If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten day period or cannot after diligent attempts by Borrower be cured within such ten day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

          8.3 MATERIAL ADVERSE CHANGE. If there occurs a material adverse change in Borrower's business or financial condition taken as a whole, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

          8.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

          8.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

          8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $250,000 or that could have a Material Adverse Effect; provided, however, that the Event of Default under this
Section 8.6 caused by the occurrence of a default under another agreement described in this Section shall be cured for purposes of this Agreement upon the receipt of proof by Bank of the cure or waiver of the default under such other agreement;

          8.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

          8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $250,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of 10 Business Days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or

          8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     9.   BANK'S  RIGHTS  AND  REMEDIES.

          9.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

               (c) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit;

               (d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

               (e) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

               (f) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

               (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

               (h) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

               (i)  Bank  may  credit  bid  and purchase at any public sale; and

               (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

          9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse
Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; (h) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (i) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the UCC; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until the earlier of the cure or waiver of the Event of Default or such time as all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          9.3 ACCOUNTS COLLECTION. At any time during the term of this Agreement, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

          9.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof;
(b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices and Section 9-207 of the UCC, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower, except where such loss, damage or destruction results from the gross negligence or willful misconduct of Bank or Bank's failure to comply with Section 9-207 of the UCC.

          9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

          9.7 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, Instruments, Chattel Paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

     10.  NOTICES.

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

     If to Borrower:         Evolve  Software,  Inc.
                             1400  65th  Street,  Suite  100
                             Emeryville,  CA  94608
                             Attn:   Douglas Sinclair, Chief Financial Officer
                             Fax:    (510)  428-6902

     If  to  Bank:           Imperial  Bank
                             Emerging  Growth  Division
                             555  California  Street,  Suite  3160
                             San  Francisco,  CA  94104
                             Attn:   Benjermin  Colombo
                             Fax:    (415)  705-5818

     with a copy to:         Imperial  Bank
                             226  Airport  Parkway
                             San  Jose,  CA  95110
                             Attn:  Corporate  Banking  Center
                             Fax:  (408)  451-8586

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     11.  CHOICE  OF  LAW  AND  VENUE;  JURY  TRIAL  WAIVER.

          This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     12.  GENERAL  PROVISIONS.

          12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

          12.2 INDEMNIFICATION. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct. Bank may not enter into any settlement or other compromise with respect to any claim covered by the indemnity set forth in this Section 12.2 without giving notice thereof to Borrower. If Bank or any other indemnified party obtains recovery of any of the amounts that Borrower has paid to them pursuant to the indemnity set forth in this Section, then Bank or such other indemnified party, as applicable, shall promptly pay to Borrower such amounts paid by Borrower.

          12.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

          12.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          12.5 AMENDMENTS IN WRITING, INTEGRATION. All amendments to or terminations of this Agreement must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

          12.8 CONFIDENTIALITY. In handling any confidential information Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower,
(ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, provided that Bank shall, if permitted by applicable law, use its best efforts to notify Borrower in advance of any such disclosure; (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.




                          [The signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                           EVOLVE  SOFTWARE,  INC.

                                           By:
                                                --------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------


                                           IMPERIAL  BANK

                                           By:
                                                --------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                    EXHIBIT A

                                   DEFINITIONS

     "ACCOUNTS" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "AFFILIATE" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

     "ASSETS" means all assets that should be characterized as such pursuant to GAAP.

     "BANK EXPENSES" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

     "BORROWER'S BOOKS" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

     "BORROWING BASE" means, through and until March 31, 2001, an amount equal to 80% of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, plus $3,000,000; on and after March 31, 2001, "BORROWING BASE" shall mean 80% of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

     "BORROWING  BASE  CERTIFICATE" has the meaning set forth in Section 6.2(a).

     "BUSINESS DAY" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

     "CHANGE IN CONTROL" shall mean a transaction in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1932), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

     "CHATTEL  PAPER"  means  any  "chattel  paper,"  as such term is defined in
Section 9105(1)(b) of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires an interest.

     "CLOSING  DATE"  means  the  date  of  this  Agreement.

     "COLLATERAL" means the property described on Exhibit B attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B, except to the extent any such property or rights (i) are nonassignable by law or by their terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Section 9318(4) of the UCC), or (ii) the granting of a security interest therein is contrary to applicable law or the terms of the agreement pursuant to which the rights or property is acquired, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral.

     "COMMITTED EQUIPMENT LINE" means a Credit Extension in the principal amount of up to $7,500,000.

     "COMMITTED REVOLVING LINE" means a Credit Extension in the principal amount of up to $7,500,000.

     "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "CONTINGENT OBLIGATION" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

     "CONTRACTS" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower may now or hereafter have any right, title or interest, including, without limitation, any and all right, title and interest of Borrower under any customer agreements, supply agreements, distribution agreements, rebate agreements, processing agreements, warehousing agreements or royalty agreements and shall include, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

     "COPYRIGHT LICENSE" means any agreement granting any right to use any Copyright or Copyright registration (whether Borrower is the licensee or the licensor thereunder), now owned or hereafter acquired by Borrower, including, without limitation, licenses pursuant to which Borrower has obtained the exclusive right to use a copyright owned by a third party.

     "COPYRIGHTS" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

     "CREDIT EXTENSION" means each Revolving Advance, Equipment Advance, and any other extension of credit by Bank for the benefit of Borrower hereunder.

     "CURRENT LIABILITIES" means, as of any applicable date, (i) all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date plus (ii) to the extent not already included therein, all Obligations, including outstanding Letters of Credit and other Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

     "DEPOSIT  ACCOUNTS"  means any "deposit account" as such term is defined in
Section 9105(1)(e) of the UCC, and should include, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of Borrower, or in which Borrower now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including Bank) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

     "ELIGIBLE ACCOUNTS" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility by giving Borrower 30 days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

     (a) Accounts that the account debtor has failed to pay within 90 days of invoice date;

     (b) Accounts with respect to an account debtor, 25% of whose Accounts the account debtor has failed to pay within 90 days of invoice date;

     (c) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

     (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

     (e) Accounts with respect to which the account debtor is an Affiliate of Borrower;

     (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

     (g) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

     (h) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

     (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

     (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

     (k) Accounts the collection of which Bank reasonably determines after inquiry and consultation with Borrower to be doubtful.

     "EQUIPMENT" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "EQUIPMENT  ADVANCE" and "EQUIPMENT ADVANCES" have the meaning set forth in
Section  2.1(c).

     "EQUIPMENT ADVANCE PERMITTED USES" means, subject to Section 2.1(c), the purchase of equipment, furniture and software.

     "EQUIPMENT  FACILITY"  means  the facility under which Borrower may request
Bank  to  issue  Equipment  Advances,  as  specified  in  Section 2.1(c) hereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

     "EVENT  OF  DEFAULT"  has  the  meaning  set  forth  in  Article  8.

     "FIRST  EQUIPMENT  MATURITY  DATE"  means  July  31,  2003.

     "GAAP" means generally accepted accounting principles as in effect from time to time.

     "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Section 9106 of the UCC, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires an interest, and, in any event, shall include, without limitation, all right, title and interest which Borrower may now or hereafter have in or under any Contract, all Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts (including as defined in Section 9105(1)(e) of the UCC), rights to receive tax refunds and other payments and rights of indemnification.

     "INDEBTEDNESS" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar
Instruments,  (c)  all  capital  lease  obligations  and  (d)  all  Contingent
Obligations.

     "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INSTRUMENTS" means any "instrument," as such term is defined in Section 9105(1)(i) of the UCC now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires any interest, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "INTELLECTUAL PROPERTY COLLATERAL" means all of Borrower's right, title, and interest in and to the following:

     (a)  Copyrights,  Trademarks  and  Patents;

     (b) Any and all trade secrets, and any and all intellectual property rights in computer software and Software Products now or hereafter existing, created, acquired or held;

     (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

     (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

     (e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

     (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means an Intellectual Property Security Agreement in form and substance satisfactory to Bank, dated as of the Closing Date, by and between Borrower and Bank.

     "INVENTORY" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

     "INVESTMENT" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "LICENSE" means any Copyright License, Patent License, Trademark License or any other license of rights or interests now held or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires an interest, and any renewals or extensions thereof.

     "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" means, collectively, this Agreement, the Intellectual Property Security Agreement, any note or notes executed by Borrower and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

     "NEGOTIABLE COLLATERAL" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, Instruments, securities, documents of title, and Chattel Paper, and Borrower's Books relating to any of the foregoing.

     "OBLIGATIONS" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

     "PATENT LICENSE" means any written agreement granting any right with respect to any invention on which a Patent is in existence, now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires an interest.

     "PATENTS" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "PERIODIC PAYMENTS" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

     "PERMITTED  INDEBTEDNESS"  means:

     (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

     (b) Indebtedness existing on the Closing Date and disclosed in the Schedule, and any extensions, refinancings, modifications, amendments and restatements thereof, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiaries, as the case may be;

     (c) Indebtedness secured by a lien described in clause (c) of the defined term "PERMITTED LIENS," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

     (d) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

     (e) Indebtedness incurred within 6 months from the date hereof by Evolve Software Limited, a UK corporation and Evolve Software (India) Private Limited, an India corporation, in an aggregate amount not to exceed $5,000,000.

     (f)  Subordinated  Debt;

     (g)  Extensions,  renewals  or  refinancings of Borrower's Obligations; and

     (h)  Trade  debt  incurred  in  the  ordinary  course  of  business.

     "PERMITTED  INVESTMENT"  means:

     (a)  Investments  existing  on  the Closing Date disclosed in the Schedule;

     (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) Bank's certificates of deposit maturing no more than one year from the date of investment therein, and (iv) Bank's money market accounts;

     (c) Repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements, provided that the market value of such stock is greater than the repurchase price, and provided further, that no Event of Default has occurred, is continuing or remains unwaived by Bank or would exist after giving effect to the repurchases;

     (d)  Investments  accepted  in  connection  with  Permitted  Transfers;

     (e) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed $250,000 in the aggregate in any fiscal year;

     (f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower's Board of Directors;

     (g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower's business;

     (h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary;

     (i) Joint ventures or strategic alliances in the ordinary course of Borrower's business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed $250,000 in the aggregate in any fiscal year; and

     (j) Investments by Borrower pursuant to Borrower's written investment policy approved by Borrower's Board of Directors on October 13, 2000 and attached hereto as Exhibit G.

     "PERMITTED  LIENS"  means  the  following:

     (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

     (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

     (c) Liens, not to exceed $100,000 in the aggregate (i) upon or in any Equipment and related software, if any, acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment (which shall include, for purposes of this paragraph (c), shipping, tax and installation charges financed by the Person holding the security interest) of such Equipment and related software or indebtedness incurred solely for the purpose of financing the acquisition and installation of such Equipment and related software, (ii) existing on such Equipment and related Software at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment; or (iii) liens securing lease obligations on assets subject to such leases

     (d) Liens to secure payment of workers' compensation, employment insurance, old age pensions, social security or other like obligations incurred in the ordinary course of business;

     (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

     (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 or 8.8;

     (g) Liens in favor of other financial institutions arising in connection with Borrower's Deposit Accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such Deposit Accounts; and

     (h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a Material Adverse Effect on Borrower and its Subsidiaries taken as a whole.

     "PERMITTED TRANSFER" means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

     (a)  Inventory  in  the  ordinary  course  of  business;

     (b) licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

     (c)  surplus,  worn-out  or  obsolete  Equipment;  or

     (d) other assets of Borrower or its Subsidiaries which do not in the aggregate exceed $250,000 per fiscal year.

     "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

     "PRIME RATE" means the variable rate of interest, per annum, most recently announced by Bank, as its "PRIME RATE," whether or not such announced rate is the lowest rate available from Bank.

     "QUICK ASSETS" means, at any date as of which the amount thereof shall be determined, Borrower's unrestricted cash and cash-equivalents plus Borrower's net book accounts receivable, determined in accordance with GAAP.

     "RESPONSIBLE OFFICER" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

     "REVOLVING  ADVANCE"  and REVOLVING ADVANCES" have the meaning set forth in
Section  2.1(b)(i).

     "REVOLVING ADVANCE PERMITTED USES" means the support of Borrower's short-term working capital requirements and the issuance by Bank of Letters of Credit.

     "REVOLVING  FACILITY"  means  the facility under which Borrower may request
Bank  to  issue  Revolving  Advances,  as  specified  in  Section 2.1(b) hereof.

     "REVOLVING  MATURITY  DATE"  means  January  31,  2002.

     "SCHEDULE"  means  the  schedule  of  exceptions  attached  hereto.

     "SECOND  EQUIPMENT  MATURITY  DATE"  means  January  31,  2004.

     "SOFTWARE PRODUCTS" means all software, computer source codes and other computer programs, and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank to sue in its own name and/or the name of the Borrower for past, present and future infringements of copyright.

     "SUBORDINATED DEBT" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank in its sole discretion.

     "SUBSIDIARY" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

     "TRADEMARK LICENSE" means any written agreement granting any right to use any Trademark or Trademark registration (whether Borrower is the licensee or the licensor thereunder) now owned or hereafter acquired by Borrower or in which Borrower now holds or hereafter acquires an interest.

     "TRADEMARKS" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

     "TRANCHE  A"  has  the  meaning  set  forth  in  Section  2.1(c)(i).

     "TRANCHE  B"  has  the  meaning  set  forth  in  Section  2.1(c)(i).

     "TRANCHE A EQUIPMENT ADVANCE" or "TRANCHE A EQUIPMENT ADVANCES" means any Equipment Advance(s) made under Tranche A.

     "TRANCHE B EQUIPMENT ADVANCE" or "TRANCHE B EQUIPMENT ADVANCES" means any Equipment Advance(s) made under Tranche B.

     "TRANCHE  A  AVAILABILITY  END  DATE"  means  July  31,  2001.

     "TRANCHE  B  AVAILABILITY  END  DATE"  means  January  31,  2002.

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Bank's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                                    EXHIBIT B

                              COLLATERAL DEFINITION

The Collateral shall consist of all of Borrower's right, title and interest in, to and under the following, wherever located and whether now owned or hereafter owned or acquired in which Borrower now has or hereafter acquires any right or interest (collectively, the "Collateral"):

A.        All  Accounts  of  Borrower;

B.        All  Chattel  Paper  of  Borrower;

C.        All  Copyrights  of  Borrower;

D.        All  Contracts  of  Borrower;

E.        All  Deposit  Accounts  of  Borrower;

F.        All  Equipment  of  Borrower;

G.        All  General  Intangibles  of  Borrower;

H.        All  Instruments  of  Borrower;

I.        All  Inventory  of  Borrower;

J.        All  Licenses  of  Borrower;

K.        All  Patents  of  Borrower;

L.        All  Software  Products  of  Borrower;

M.        All  Trademarks  of  Borrower;

N. All property of Borrower held by Bank or any other party for whom Bank is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Bank or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Borrower, or as to which Borrower may have any right or power;

O. All other goods and personal property of Borrower, including, without limitation, returns, repossessions, books and records, Equipment containing such books and records, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and

P. To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

     Notwithstanding the foregoing, the grant of the security interest provided for herein shall not extend to, and the term "Collateral" shall not include, any property rights or licenses to the extent that the grant of a security interest therein, or an assignment thereof, would be contrary to applicable law or is prohibited by or would constitute a default under any agreement or document governing such property (but only to the extent that such prohibition is enforceable under applicable law).

                                    EXHIBIT C

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

LOAN  PAYMENT/ADVANCE  TELEPHONE  REQUEST  FORM
DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.
TO:        [_______________]                            DATE:  _______________
FAX  #:  [_______________]                              TIME:  _______________
FROM:  EVOLVE  SOFTWARE,  INC.
       -------------------------------------------------------------------------
CLIENT  NAME
REQUESTED  BY:
               -----------------------------------------------------------------
AUTHORIZED  SIGNER'S  NAME

AUTHORIZED  SIGNATURE:
                       ---------------------------------------------------------

PHONE  NUMBER:
               -----------------------------------------------------------------

FROM ACCOUNT # ______________________     TO ACCOUNT # _________________________

REQUESTED TRANSACTION TYPE                REQUEST  DOLLAR  AMOUNT
--------------------------                -----------------------
                                          $_____________________________________
PRINCIPAL INCREASE (ADVANCE)              $_____________________________________
PRINCIPAL PAYMENT (ONLY)                  $_____________________________________
INTEREST PAYMENT (ONLY)                   $_____________________________________
PRINCIPAL AND INTEREST (PAYMENT)          $_____________________________________

OTHER  INSTRUCTIONS:____________________________________________________________
________________________________________________________________________________
All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.
________________________________________________________________________________

________________________________________________________________________________
BANK  USE  ONLY
TELEPHONE  REQUEST:
------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


_________________________________                  _____________________________
Authorized  Requester                              Phone  #


_________________________________                  _____________________________
Received By (Bank)                                 Phone  #


_________________________________
Authorized Signature (Bank)

                                    EXHIBIT D

                           BORROWING BASE CERTIFICATE

Borrower:  Evolve Software, Inc.                          Lender:  Imperial Bank

Commitment  Amount:  $15,000,000


ACCOUNTS  RECEIVABLE
     1.   Accounts Receivable Book Value as of ___        $________
     2.   Additions (please explain on reverse)                        $________
     3.   TOTAL  ACCOUNTS  RECEIVABLE                                  $________

ACCOUNTS  RECEIVABLE  DEDUCTIONS  (without  duplication)
     4.   Amounts  over  90  days  due                    $________
     5.   Balance  of  25%  over  90 day accounts         $________
     6.   Concentration  Limits                           $________
     7.   Foreign  Accounts                               $________
     8.   Governmental  Accounts                          $________
     9.   Contra  Accounts                                $________
     10.  Demo  Accounts                                  $________
     11.  Intercompany/Employee  Accounts                 $________
     12.  Other  (please  explain  on  reverse)           $________
     13.  TOTAL  ACCOUNTS  RECEIVABLE  DEDUCTIONS                      $________
     14.  Eligible  Accounts  (#3  minus  #13)                         $________
     15.  LOAN VALUE OF ACCOUNTS (__% of #14)             $________

BALANCES
     16.  Maximum  Loan  Amount                                        $________
     17.  Total  Funds  Available  [Lesser of #16 or #15] $________
     18.  Present  balance owing on Line of Credit                     $________
     19.  Outstanding under Sublimits (Letters of Credit) $________
     20.  RESERVE POSITION (#17 minus #18 and #19)        $________

     The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Imperial Bank.

EVOLVE  SOFTWARE,  INC.

By:
     --------------------------------
          Authorized  Signer

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

TO:    IMPERIAL  BANK

FROM:  EVOLVE  SOFTWARE,  INC.

The undersigned authorized officer of EVOLVE SOFTWARE, INC., hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "AGREEMENT"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants, including without limitation Section 6.8, except as noted below and
(ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE  INDICATE  COMPLIANCE  STATUS BY CIRCLING YES/NO UNDER "Complies" COLUMN.

REPORTING COVENANT                       REQUIRED                                  COMPLIES
------------------                       --------                                  --------
Monthly financial statements             Monthly within 20 days                    Yes          No
Annual (CPA Audited)                     FYE within 90 days                        Yes          No
10K and 10Q                              Quarterly within 5 days of filing         Yes          No
A/R & A/P Agings, Borrowing Base Cert.   Monthly within 10 days                    Yes          No
Collateral Audit                         Initial and annually                      Yes          No
IP Report                                Quarterly within 30 days                  Yes          No

FINANCIAL COVENANT                       REQUIRED                     ACTUAL       COMPLIES
------------------                       --------                     ------       --------

Maintain on a Monthly  Basis:
   Minimum Quick Ratio                   1.75:1.00                    _____:1.00   Yes          No
   Minimum Liquidity Ratio               1.75:1.00                    _____:1.00   Yes          No

Minimum Revenue                          80% of amount listed         $  ______    Yes          No
                                         on existing revenue
                                         plan ($______)


COMMENTS REGARDING EXCEPTIONS:  See Attached.    BANK USE ONLY

                                                 Received by:
                                                             -------------------
Sincerely,                                       AUTHORIZED SIGNER

                                                 Date:
                                                      --------------------------

------------------------------------------       Verified:
SIGNATURE                                                 ----------------------
                                                 AUTHORIZED SIGNER


------------------------------------------       Date:
TITLE                                                ---------------------------

                                                 Compliance Status    Yes    No
------------------------------------------
DATE

                                    EXHIBIT F

                             BORROWER'S REVENUE PLAN

                                    EXHIBIT G

                          BORROWER'S INVESTMENT POLICY

                             SCHEDULE OF EXCEPTIONS

PERMITTED  INDEBTEDNESS  (Exhibit  A)

PERMITTED  INVESTMENTS  (Exhibit  A)

     1.   Evolve  International,  Inc.,  a  Delaware  corporation
     2.   Evolve  Software  Limited,  a  UK  corporation  (Chertsey,  England)
     3. Evolve Software (India) Private Limited, an Indian corporation (Chennai (Madras), India)

PERMITTED  LIENS  (Exhibit  A)

PRIOR  NAMES  (Section  5.5)

          Cortez  Software  International,  Inc.

COLLATERAL  LOCATIONS  (Section  5.5)

     1.   1400-65th  Street
          Suite  100
          Emeryville,  CA  94608

     2.   2855  Kifer  Road,  Suite  204
          Santa  Clara,  CA  95051

     3.   895  Dove  Street,  3rd  Floor
          Newport  Beach,  CA  92660

     4.   7799  Leesburg  Pike
          Suite  900-N
          Falls  Church,  VA  22043

     5.   15305 Dallas Parkway,  Suite 300
          Addison,  TX  75001

     6.   3525  Piedmont  Road
          7  Piedmont  Center,  Suite 300
          Atlanta,  GA  30305

     7.   Two Mid America Plaza, Suite 800
          Oak  Brook  Terrace,  IL  60181

     8.   Park  80  West,  Plaza  2,  Suite  200
          Saddle  Brook,  NJ  07663-5836


     9.   25  Burlington  Mall  Road,  Suite  300
          Burlington,  MA  01803

     10.  9800 Mount Pyramid Court, Suite 400
          Englewood,  CO  80112

     11.  3000  Hillswood  Drive

          Hillswood  Business  Park
          Chertsey,  KT16  ORS
          UNITED  KINGDOM

     12.  No.  4,  Canal  Bank  Road
          Taramani,  Chennai  600  113
          INDIA

LITIGATION  (Section  5.6)

     1. In January 2000, PeopleSoft, Inc. filed an action in the California Superior Court, Alameda County, alleging claims arising out of Borrower's employment of former employees of PeopleSoft, and seeking preliminary and permanent injunctions to preclude additional hiring of PeopleSoft employees. PeopleSoft's claims include inducing breach of contract and unfair competition. PeopleSoft filed a motion for preliminary injunction enjoining the Borrower from recruiting additional PeopleSoft employees or disclosing any PeopleSoft trade secrets. The court denied the motion in July 2000 due to PeopleSoft's failure to show that it was likely to succeed in the litigation on the merits or show that it would be harmed if the injunction did not issue. PeopleSoft has appealed the court's ruling on the motion. Borrower does not believe that the motion, even if granted on appeal, will have a material impact on its business. The parties conducted a mediation in September 2000 but were unable to reach an agreeable settlement. Borrower is now in settlement discussions with PeopleSoft, and the current proposal contains a cash settlement amount of between $50,000 (Borrower's offer) and $75,000 (PeopleSoft's offer), along with a number of non-monetary demands (non-recruitment, non-solicitation, etc.).

     2. In September 2000, Albert Lucas, the former Vice President of Sales for Borrower, filed a wrongful termination suit against Borrower in California Superior Court, Alameda County, claiming unspecified monetary damages. The parties are meeting in a mediation in early February 2001 to settle the claim.

INBOUND  LICENSES  (Section  5.12)

     1. Software OEM License Agreement by and between POET Software Corporation and Borrower, dated November 20, 1997, as amended by Amendment to Software OEM License Agreement between POET Software Corporation and Borrower, dated December 29, 2000

     2. Value Added Reseller Agreement for Visigenic Products with Manufacturing Rights by and between Inprise Borland (formerly Visigenic) and Borrower, dated March 31, 1998

     3. License Agreement by and between Paradigm Software Technologies and Borrower, dated March 22, 1999, as amended by First Amendment to License Agreement dated July 29, 1999, as further amended by letter agreements dated May 24, 1999 and December 22, 1999, as amended by Second Amendment to License
Agreement  dated  August  25,  2000

     4. E.Business Application Partner Software License Agreement by and between Actuate Corporation and Borrower, dated May 16, 2000

     5. Commercial Software License Agreement by and between ICEsoft and Borrower, dated August 4, 2000

     6. Silver Support Agreement by and between Allaire Corporation and Borrower, dated December 20, 2000

                              OFFICER'S CERTIFICATE

Borrower:     EVOLVE  SOFTWARE,  INC.
Date:         January  31,  2001

     I, the undersigned officer of EVOLVE SOFTWARE, INC. (the "CORPORATION"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

     I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation and the Bylaws of the Corporation, each of which as amended and as in full force and effect on the date hereof.

     I FURTHER CERTIFY that attached hereto as Attachment 3 is a true and complete copy of the resolutions duly adopted by the Corporation by the unanimous written consent of the Corporation's board of directors, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof, and such resolutions stand of record on the books of the Corporation.

          I FURTHER CERTIFY that the following named persons, whose original signatures are shown below, are duly elected, qualified and acting officers of the Corporation and have the positions set forth opposite their respective names and the authority to execute the documents described in the attached resolutions on behalf of the Corporation:

          NAME                  OFFICE                       SIGNATURE


Douglas Sinclair           Chief Financial Officer      ________________________



John  Bantleman            President  &  CEO            ________________________



     IN WITNESS WHEREOF, I have hereunto set my hand on the date first written above and attest that the signatures set opposite the names listed above are their genuine signatures.


                                            CERTIFIED  AND  ATTESTED  BY:


                                            X    _______________________________

                                  IMPERIAL BANK
                                   MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS

NAME:  EVOLVE SOFTWARE, INC.     DATE:

$ credited to deposit account No. __________ when Advances are requested or disbursed to Borrower by cashiers check or wire transfer

Amounts paid to others on your behalf:

     $              to Imperial  Bank  for  Loan  Fee

     $              to Imperial  Bank  for  Document  Fee

     $              to Imperial Bank for accounts receivable audit (estimate)

     $              to  Bank  counsel  fees  and  expenses

     $              to  _______________

     $              to  _______________

     $              TOTAL  (AMOUNT  FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


--------------------------------                --------------------------------
Signature                                       Signature

                         AGREEMENT TO PROVIDE INSURANCE

TO:  IMPERIAL  BANK                             Date:  January 31, 2001
     c/o Insurance Services
     Post Office Box  8061
     Walnut Creek, CA 94596-8061

     Borrower:  EVOLVE  SOFTWARE,  INC.

     In consideration of a loan in the amount of $15,000,000, secured by all personal property including inventory and equipment.

     I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

     I/We also agree to advise the below named agent to add Imperial Bank as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

     I/We  understand  that  the  policy  must  contain:

     1.   Fire and  extended  coverage  in  an  amount sufficient to cover:

          (a)     The  amount  of  the  loan,  OR

          (b)     All  existing  encumbrances,  whichever  is  greater,

          but not in excess of the replacement value of the improvements on the real property.

     2. Lender's "LOSS PAYABLE" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

INSURANCE  INFORMATION

     Insurance  Co./Agent                        Telephone  No.:

     Agent's  Address:

                        Signature of Obligor:
                                                 ---------------------------

                        Signature of Obligor:
                                                 ---------------------------

--------------------------------------------------------------------------------
                        FOR  BANK  USE  ONLY

                        INSURANCE  VERIFICATION:  Date:
                                                       ------------------
                        Person  Spoken  to:
                                                  -----------------------
                        Policy  Number:
                                                  -----------------------
                        Effective From:           To:
                                       ---           --------------------
                        Verified  by:
                                                  -----------------------

--------------------------------------------------------------------------------
IMPERIAL  BANK
CALIFORNIA'S  BUSINESS  BANKS     AUTOMATIC  DEBIT  AUTHORIZATION
MEMBER  FDIC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To:  IMPERIAL  BANK

Re:  LOAN  #  ___________________________________

You are hereby authorized and instructed to charge account No.__________________ in the name of
EVOLVE  SOFTWARE,  INC.
--------------------------------------------------------------------------------
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

          ____ Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

          ____ Debit each principal payment is at becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Borrower Signature                     |   Date
--------------------------------------------------------------------------------
                                            |
--------------------------------------------------------------------------------
                                            |
--------------------------------------------------------------------------------